SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                 JUNE 20, 2002
                Date of Report (Date of Earliest Event Reported)

                                 NETEGRITY, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-10139                 04-2911320

 (State or other jurisdiction of     (Commission            (IRS. Employer
  incorporation or organization)      File Number)        Identification No.)

                       52 SECOND AVENUE, WALTHAM, MA 02451
               (Address of principal executive offices) (Zip Code)

                                 (781) 890-1700
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


Netegrity, Inc. ("Netegrity") terminated the engagement of Arthur Andersen LLP ("AA") as Netegrity's independent public accountants on June 20, 2002. This decision was approved by the Audit Committee of Netegrity's Board of Directors and by the Board of Directors. As previously reported in a report on Form 8-K filed March 16, 2001, AA was engaged as Netegrity's independent public accountants for the fiscal year ended December 31, 2001 in replacement of PricewaterhouseCoopers LLP whose engagement was terminated on March 13, 2001. AA's report on Netegrity's financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles. During the fiscal year ended December 31, 2001 and through the date of termination of the engagement, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to Netegrity's financial statements that, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter of the disagreement in connection with AA's reports.

During the fiscal year ended December 31, 2001 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission").

Netegrity has requested that AA furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

On June 20, 2002, Netegrity engaged KPMG LLP ("KPMG") as its independent public accountants for the fiscal year ending December 31, 2002. The engagement was approved by the Audit Committee of Netegrity's Board of Directors and by the Board of Directors. Netegrity has not consulted with KPMG during the fiscal years ended December 31, 2000 and December 31, 2001 nor during the subsequent period to the date of such engagement regarding either (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or (ii) the type of audit opinion KPMG might render on Netegrity's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter from Arthur Andersen LLP to the Commission regarding change in accountant.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NETEGRITY, INC.



Date:  June 21, 2002         By:   /s/Regina O. Sommer
                              Name:  Regina O. Sommer
                              Title:  Vice President, Chief
                              Financial Officer and Treasurer